Exhibit 99.1
Investor Presentati on Financial Information as of March 31, 2010 A Leading Regional Bank in the Mid-South

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about real estate values, long-term prospects for shareholder value, the impact of the prevailing economy, long-term growth objectives, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile due to rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management. 2

A strong regional bank with roots dating back to 1876 ... $ 13.2 billion in assets A banking presence in 8 states 310 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation’s 6th largest bank-owned insurance brokerage operation Data as of March 31, 2010 Insurance ranking from Michael White Associates 3

Why BancorpSouth? “BancorpSouth is well-positioned to continue to grow and perform at a high level.” 1. We have a strong level of high quality capital. 9 Equity to Assets of 9.56% 9 Tangible Equity to Tangible Assets of 7.52% 2. Our business model has proven to be effective in a variety of environments. 3. We have a strong and experienced management team. Data as of March 31, 2010 4

Growth Strategy “We have demonstrated success in leveraging capital to support quality growth.” Quality internal growth from new and existing markets East Texas, West Louisiana, South Alabama Opportunities for FDIC-assisted transactions We have demonstrated success in acquiring companies that have transformed BancorpSouth into a significant regional bank. 5

Acquisition examples include: Increased asset 9 First Mississippi National Corp. (1986) size by 71 percent 9 First interstate Volunteer Bancorp (1992) banking acquisition Largest insurance 9 Stewart Sneed Hewes Group (1999) brokerage in MS at time of purchase Increased asset 9 First United Bancshares (2000) size by 39 percent 9 Extended our footprint Signature Bank (2007) into Missouri 6

Where We Are Today * Insurance office in Itasca, IL not shown 7

Planning for the Future “We have continued to invest in our franchise by opening 28 full-service branches since the beginning of 2008.” 8

Diversified Revenue Stream Net Interest Revenue Noninterest 64% Revenue 36% Mortgage lending Insurance 8% commissions 34% Card and merchant fees 14% Other Service charges 14% 26% Trust income 4% Percentages based on YTD data as of March 31, 2010 9

Experienced Management Team Sound understanding of economic and busi ness cycles Market-specific leadership through regional and communit y presidents Strong centralized support ensures superior credit qual ity and operational efficiency Flexibility to manage diverse markets and adapt quickly to changing conditions 10

Financial Highlights

Balance Sheet Information As of March 31, 2010 2009% Change Total assets $13,230 $13,458 (1.7) % Total earning assets 12,032 12,240 (1.7) Total securities 2,111 2,324 (9.2) Loans, net of unearned discount 9,711 9,713 (0.0) Allowance for credit losses (189) (135) 40.0 Total deposits 10,994 10,092 8.9 Short-term borrowings 483 1,467 (67.1) Common shareholders’ equity 1,265 1,256 0.7 Book value per share $15.16 $15.11 0.3% Dollars in millions, except per share amounts 12

Operating Results Three Months Ended March 31, 2010 2009% Change Net interest revenue $111.9 $109.9 1.8% Provision for credit losses 43.5 14.9 191.9 Noninterest revenue 63.3 67.8 (6.6) Noninterest expense 120 .5 120.0 0.4 Income before income taxes 11.2 42.8 (73.8) Income tax pr ovision 2.8 13.3 (78.9) Net income $8.4 $29.5 (71.5) % Net income per share: diluted $0.10 $0.35 (71.4) % Dollars in millions, except per share amounts Earnings Per Share History 1.69 1.57 $1.60 1.47 1.45 $1.20 0.99 $0.8 $0.40 $0.47 $0.42 $0.43 $0.10 $0.40 $0.35 $0.00 2005 2006 2007 20 08 2009 2010 1st Qtr YTD Total Year 17

Net Interest Margin 4.00% 3.88% 3.75% 3.50% 3.25% 3.18% 3.00% 2.75% Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2- 09 Q3-09 Q4-09 Q1-10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 14

Noninterest Revenue Three Months Ended March 31, 2010 2009 $ Change Insurance commissions $21.7 $22.6 ($0.9) Mortgage lending 5.0 7.7 (2.7) Card and merchant fees 8.8 8.3 0.5 Service charges 16.2 16.8 (0.6) Trust income 2.6 2.2 0.4 Other 9.0 10.2 (1.2) Total noninterest revenue $63.3 $67.8 ($4.5) Dollars in millions 15 pense Three Months Ended March 31, 2010 2009 $ Change Salaries and employee benefits $69.3 $71.4 ($2.1) Occupancy, net of rental income 10.8 10.0 0.8 Equipment 5.7 6.2 (0.5) Deposit insurance assessments 4.3 3.1 1.2 Other 30.4 29.3 1.1 Total noninterest expense $120.5 $120.0 $0.5 Dollars in millions 16

Earnings Per Share History 1.69 1.57 $1.60 1.47 1.45 $1.20 0.99 $0.80 $0.40 $0.47 $0.42 $0.43 $0.10 $0.40 $0.35 $0.00 2005 2006 2007 2008 2009 2010 1st Qtr YTD Total Year 17

Deposits and Borrowings “Demand deposits have risen 10.3% from 1Q-09 to 1Q-10.” 1Q-09 6% 28% 13% 1Q-10 5% 32% 14% 6% 34% 5% 4% 38% 15% Demand — Non-Interest Demand — Interest CDs Savings Short-Term Borrowings Other Data based on Average Balances 18

Deposits “Strong growth in core deposits.” Total Deposits as of March 31 ($ in billions) $10.7 $11.0 $10.1 $10.1 $11.0 $9.8 $9.1 $9.0 $7.0 $5.0 2005 2006 2007 2008 2009 2010 7% 7% 17% AL TX AR 11% TN LA 8% MO 3% MS 47% as of March 31, 2010 19

Loans “Steady loan production in a challenging economic environment.” Loans Net of Unearned Income as of March 31 ($ in billions) CAGR = 7.05% $9.7 $9.7 $11.0 $9.2 $8.7 $9.0 $6.9 $7.4 $7.0 $5.0 $3.0 2005 2006 2007 2008 2009 2010 7% 8% TX AL 14% 11% TN AR 7% MO LA 9% MS 44% as of March 31, 2010 20

Non-Performing Assets / Assets (NPAs include non-accruing loans, restr uctured loans, loans 90+ days past due, and OREO) 5.00% 4.04% 4.00% 3. 49% 3.10% 2.59% 3.00% 2.19% 2.00% 2.23% 1.87% 1.00% 1.12% 1.31% 0.82% 0.90% 0.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer gr oup includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Non-Performing Loans / Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 5.57% 6.00% 4.97% 5.00% 4.29% 3.50% 4.00% 2.85% 3.00% 2.00% 2.43% 1.91% 1.00% 1.14% 1.00% 0.66% 0.76% 0.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans 4.00% 3.22% 3.20% 2.91% 3.00% 2.31% 2. 25% 2.00% 1.00% 1.27% 1.26% 0.68% 0.57% 0.54% 0.55% 0.00% Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating a ll companies into a single entity. 23

Reserve Coverage of Non-Performing Loans (NPLs include non-accruing lo ans, restructured loans, and loans 90+ days past due) 300.00% 207.45% 182.39% 200.00% 142.05% 129.70% 94.41% 80.15% 100.00% 89.69% 82.82% 75 .97% 70.92% 66.18% 0.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/3 1/10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amoun ts are size-weighted, calculated by consolidating all companies into a single entity. 24

Total Equity / Total Assets 11.00% 9.69% 9.69% 10.00% 9.34% 9.59% 9.56% 9.33% 9.21% 9.20% 9.52% 9.65% 9.54% 9.00% 9.25% 8.51% 8.74% 8.00% 7. 81% 7.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/ 31/10 BXS SNL Bank BXS Equity is 100% Common Equity Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number o f publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 25

Tangible Common Equity / Tangible Assets 9.00% 7.53% 7.64% 7.63% 8.00% 7.52% 7.25% 7.15% 7.29% 7.12% 7.00% 6.00% 5.73% 5.00% 5.43% 4.53% 4.00% 4.44% 4.03% 3.53% 3.69% 3.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank Peer Data from SNL Financial as of 3/11/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 26

Dividend Growth Dividend Yield = 4.50% * $0.90 $0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash dividend per share of common stock * as of March 11, 2010 27

“A $10,000 investment in BancorpSouth in 1990 would be worth $95,985 today.” $140,000 CAGR = 11.97% $120,000 $100,000 $80,000 $60,000 $40,000 $20, 000 $0 Feb-90 Feb-95 Feb-00 Feb-05 Feb-10 Values as of February 16, 19 90 — 2010 Accounts for stock splits and assumes dividend reinvestment Source: Bloomberg 28

Total Shareholder Return including dividends Periods ending 3/31/2010 15.0% 9.4% 10.0% 6.1% 7.7% 5.2% 3.9% 5.0% 1.9% 0.0% -0.7% -2.4% -5.0% -10.0% -12.8% -15.0% -20.0% -25.0% 5 Year 10 Year 15 Year S&P 500 Inde x S&P 500 Banks Index BXS Source: Bloomberg 29

Supplementary Slides

Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Commercial & Industrial $1,470 $8.1 0.55% Real Estate 7,492 219.0 2.92 Consumer Mortgages 2,014 37.4 1.86 Home Equity 550 1.2 0.21 Agricultural 267 3.9 1.46 Commercial & Industrial-Owner Occupied 1,423 18.1 1.27 Construction, Acquisition and Development 1,429 122.8 8.59 Commercial 1,810 35.6 1.97 Credit Cards 101 4.7 4.64 All Other 647 3.8 0.59 Total Loans $9,711 $235.7 2.43% As of March 31, 2010 Dollars in millions 31

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $13 $0.0 0.00% Condominiums 16 9.1 57.19 1-4 Family Construction 242 5.0 2.05 Recreation and All Other Loans 40 0.1 0.37 Commercial Construction 236 12.7 5.36 Commercial Acquisition and Development 281 1.1 0.41 Residential Acquisition and Development 601 94.8 15.76 Real Estate Construction, Acquisition and Development $1,429 $122.8 8.59% As of March 31, 2010 Dollars in millions 32

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . A Leading Regional Bank in the Mid-South

Reconciliation of Non-GAAP Measures As of As of As of As of As of As of As of As of 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 1/31/2010 (Period End Balances, Dollars in Thousands) Shareholders’ Equity — A $1,233,775 $1,242,719 $1,240,260 $1,255,659 $1,274,947 $1,286,218 $1,276,296 $1,264,883 Assets - B 13,399,151 13,300,728 13,480,218 13,458,364 13,297,819 13,271,873 13,167,866 13,230,189 Intangibles — C 301,896 300,624 297,131 295,867 295,639 294,444 293,629 292,614 Tangible Equity — D=A-C 931,879 942,095 943,129 959,792 979,308 991,774 982,667 972,269 Tangible Assets — E=B-C 13,097,255 13,000,104 13,183,087 13,162,497 13,002,180 12,977,429 12,874,236 12,937,575 Total Equity / Total Assets (%) — F=A/B 9.21% 9.34% 9.20% 9.33% 9.59% 9.69% 9.69% 9.56% Tangible Equity / Tangible Assets (%) — G=D/E 7.12% 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52% Tangible Common Equity / Tangible Assets (%) — G=D/E 7.12% 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52%